Exhibit 10

NAVISTAR FINANCIAL CORPORATION

AND SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.1	Master Inter-company Agreement dated as of April 26, 1993, between the Corporation and International. Filed on Form 8-K dated April 30, 1993. Commission File No. 001-04146.

10.2	Inter-company Purchase Agreement dated as of April 26, 1993, between the Corporation and Truck Retail Instalment Paper Corp. Filed on Form 8-K dated April 30, 1993. Commission File No. 001-04146.

10.3

Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated December 12, 2003. Commission File No. 033-87374.

10.4

Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated December 4, 2003. Commission File No. 033-87374.

10.5

Certificate Purchase Agreement dated as of January 28, 2000, between Navistar Financial Securities Corporation, as seller, the Corporation, as Servicer, Receivable Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as administrative Agent for the Purchasers, and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 1.1 on Form 8-K dated February 24, 2000. Commission File No. 033-87374.

10.6

Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated June 12, 2000. Commission File No. 333-32960.

10.7

Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K dated July 14, 2000. Commission File No. 033-36767-03.

10.8

Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 14, 2000. Commission File No. 033-87374.

10.9

Servicing Agreement dated as of October 16, 2000, between the Corporation, as Servicer, and Navistar Leasing Corporation, Harco Leasing Company, Inc., Truck Retail Instalment Paper Corp., The Bank of New York as Collateral Agent, and Bank One National Association, as Portfolio Trustee. Filed as Exhibit 10.01 to the Corporation's Form 10-Q dated March 15, 2001. Commission File No. 001-04146.

10.10

Receivables Purchase Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp. and the Corporation. Filed as Exhibit 10.02 to the Corporation's Form 10-Q dated March 15, 2001. Commission File No. 001-04146.

10.11

Indenture Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.03 to the Corporation's Form 10-Q dated March 15, 2001. Commission File No. 001-04146.

10.12

Series 2000-1 Supplement dated as of October 16, 2000, to the Indenture also dated October 16, 2000 between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.04 to the Corporation's Form 10-Q dated March 15, 2001. Commission File No. 001-04146.

10.13

Credit Agreement dated as of December 8, 2000, between the Corporation, Arrendadora Financiera Navistar, S.A. de C.V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and the Chase Manhattan Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the Bank of Nova Scotia, as Documentation Agent, with respect to $820,000,000 Revolving Credit and Competitive Advance Facility. Filed as Exhibit 10.05 to the Corporation's Form 10-Q dated March 15, 2001. Commission File No. 001-04146.

10.14

Security, Pledge and Trust Agreement dated as of June 8, 2001, between the Corporation and Bankers Trust Company, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 4.1 to the Corporation's Form 10-K dated December 18, 2003. Commission File No. 001-04146.

10.15

Supplement No. 1, dated as of July 24, 2001, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, to amend the Indenture to (i) revise the definition of "Series 2000-1 Loss Reserve Specified Balance", and (ii) revise the Amortization Events filed on Form 8-K dated August 6, 2001. Filed on Form 8-K dated August 6, 2001. Commission File No. 001-04146.

10.16

Purchase Agreement dated as of November 1, 2001, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2001-B Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Commission File No. 033-50291.

10.17

Pooling and Servicing Agreement dated as of November 1, 2001, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2001-B Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Commission File No. 033-50291.

10.18

Trust Agreement dated as of November 1, 2001, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2001-B Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Commission File No. 033-50291.

10.19

Indenture dated as of November 1, 2001, between Navistar Financial 2001-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2001-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Commission File No. 033-50291.

10.20

Purchase Agreement dated as of April 30, 2002, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2002-A Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Commission File No. 033-50291.

10.21

Pooling and Servicing Agreement dated as of April 30, 2002, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-A Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Commission File No. 033-50291.

10.22

Trust Agreement dated as of April 30, 2002, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2002-A Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Commission File No. 033-50291.

10.23

Indenture dated as of April 30, 2002, between Navistar Financial 2002-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Commission File No. 033-50291.

10.24

Supplement No. 2, dated as of July 31, 2002, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, to amend the Indenture to (i) revise the definition of “Series 2000-1 Loss Reserve Specified Balance,” and (ii) revise the definition of “Reserve Account Trigger Event.” Filed on Form 8-K dated November 27, 2002. Commission File No. 001-04146.

10.25

Purchase Agreement dated as of November 19, 2002, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Commission File No. 033-50291.

10.26

Pooling Agreement dated as of November 19, 2002, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Commission File No. 033-50291.

10.27

Servicing Agreement dated as of November 19, 2002, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Commission File No. 033-50291.

10.28

Trust Agreement dated as of November 19, 2002, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Commission File No. 033-50291.

10.29

Indenture dated as of November 19, 2002, between Navistar Financial 2002-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Commission File No. 033-50291.

10.30

Purchase Agreement dated as of June 5, 2003, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2003-A Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Commission File No. 033-50291.

10.31

Pooling Agreement dated as of June 5, 2003, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-A Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Commission File No. 033-50291.

10.32

Servicing Agreement dated as of June 5, 2003, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-A Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Commission File No. 033-50291.

10.33

Trust Agreement dated as of June 5, 2003, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2003-A Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Commission File No. 033-50291.

10.34

Indenture dated as of June 5, 2003, between Navistar Financial 2003-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Commission File No. 033-50291.

10.35

Series 2003-1 Supplement to the Pooling and Servicing Agreement, dated as of July 13, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 11, 2003. Commission File No. 033-87374.

10.36

Purchase Agreement dated as of October 31, 2003, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2003-B Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Commission File No. 033-50291.

10.37

Pooling Agreement dated as of October 31, 2003, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-B Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Commission File No. 033-50291.

10.38

Servicing Agreement dated as of October 31, 2003, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2003-B Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Commission File No. 033-50291.

10.39

Trust Agreement dated as of October 31, 2003, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2003-B Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Commission File No. 033-50291.

10.40

Indenture dated as of October 31, 2003, between Navistar Financial 2003-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Commission File No. 033-50291.

10.41

Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated December 23, 2003. Commission File No. 333-104639-01.

10.42

Fourth Amendment to the Master Inter-company Agreement dated as of April 26, 1993, between the Corporation and International. Filed as Exhibit 3.1 to the Corporation’s Form 10-Q dated March 8, 2004. Commission File No. 001-04146.

10.43

First Amendment to the Credit Agreement dated as of December 8, 2000, between the Corporation, Arrendadora Financiera Navistar, S.A. de C.V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and the Chase Manhattan Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the Bank of Nova Scotia, as Documentation Agent, with respect to $820,000,000 Revolving Credit and Competitive Advance Facility. Filed as Exhibit 3.2 to the Corporation's Form 10-Q dated March 8, 2004. Commission File No. 001-04146.

10.44

Purchase Agreement dated as of April 1, 2004, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2004-A Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K dated April 5, 2004. Commission File No. 333-67112-01.

10.45

Pooling Agreement dated as of April 1, 2004, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-A Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K dated April 5, 2004. Commission File No. 333-67112-01.

10.46

Servicing Agreement dated as of April 1, 2004, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-A Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K dated April 5, 2004. Commission File No. 333-67112-01.

10.47

Trust Agreement dated as of April 1, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2004-A Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K dated April 5, 2004. Commission File No. 333-67112-01.

10.48

Indenture dated as of April 1, 2004, between Navistar Financial 2004-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-A’s Form 8-K dated April 5, 2004. Commission File No. 333-67112-01.

10.49

First Amendment to the Certificate Purchase Agreement dated as of January 28, 2000, between Navistar Financial Securities Corporation, as seller, the Corporation, as Servicer, Receivable Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as administrative Agent for the Purchasers, and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 99 on Form 10-Q dated June 9, 2004. Commission File No. 001-04146.

10.50

Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.51

Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.11 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.52

Series 2004-1 Indenture Supplement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.53

Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.54

Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.55

First Amendment to the Master Inter-company Agreement dated as of September 30, 1996, between the Corporation and International. Filed as Exhibit 10.60 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.56

Second Amendment to the Master Inter-company Agreement dated as of August 16, 2000, between the Corporation and International. Filed as Exhibit 10.61 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.57

Third Amendment to the Master Inter-company Agreement dated as of March 2002, between the Corporation and International. Filed as Exhibit 10.62 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.58

Indenture, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.63 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.59

Trust Agreement dated as of November 21, 2000, between Truck Engine Receivables Financing Co., as Transferor, and Chase Manhattan Bank USA, National Association, as Owner Trustee. Filed as Exhibit 10.64 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.60

Trust Sale and Servicing Agreement dated as of November 21, 2000, among the Corporation, as Servicer, Truck Engine Receivables Financing Co., as Seller, and Truck Engine Receivables Master Trust, as Trust. Filed as Exhibit 10.65 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.61

Series 2000-1 Purchase Agreement dated as of November 15, 2000, among Truck Engine Receivables Financing Co., as Seller, the Corporation, as Servicer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.66 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.62

Series 2000-1 Indenture Supplement dated as of November 21, 2000, among Truck Engine Receivables Financing Co., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.67 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.63

Receivables Sale Agreement dated as of July 30, 2004, between Navistar Financial Retail Receivables Corporation, as Purchaser, the Corporation, as Seller. Filed as Exhibit 10.68 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.64

Receivables Purchase Agreement dated as of July 30, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, and Royal Bank of Canada, as Agent. Filed as Exhibit 10.69 to the Corporation's Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.65

Purchase Agreement dated as of November 17, 2004, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2004-B Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K dated November 17, 2004. Commission File No. 333-67112-06.

10.66

Pooling Agreement dated as of November 17, 2004, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-B Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K dated November 17, 2004. Commission File No. 333-67112-06.

10.67

Servicing Agreement dated as of November 17, 2004, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2004-B Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K dated November 17, 2004. Commission File No. 333-67112-06.

10.68

Trust Agreement dated as of November 17, 2004, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2004-B Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K dated November 17, 2004. Commission File No. 333-67112-06.

10.69

Indenture dated as of November 17, 2004, between Navistar Financial 2004-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2004-B’s Form 8-K dated November 17, 2004. Commission File No. 333-67112-06.

10.70

Series 2005-1 Supplement to the Pooling and Servicing Agreement, dated as of February 28, 2005, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated February 28, 2005. Commission File No. 333-104639-01.

10.71

Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to the Corporation's Form 10-Q dated April 19, 2005. Commission File No. 001-04146.

10.72

Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to the Corporation's Form 10-Q dated April 19, 2005. Commission File No. 001-04146.

10.73

Amended and Restated Certificate Purchaser Agreement, dated as of December 27, 2005, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to the Corporation's Form 10-Q dated April 19, 2005. Commission File No. 001-04146.

10.74

Receivables Sale Agreement dated as of April 29, 2005, between Navistar Financial Retail Receivables Corporation, as Purchaser, the Corporation, as Seller. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust Form 8-K dated May 31, 2005. Commission File No. 333-67112.

10.75

Receivables Purchase Agreement dated as of April 29, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, and Royal Bank of Canada, as Agent. Filed as Exhibit 99.2 to Navistar Financial Retail Receivables Corporation Owner Trust Form 8-K dated May 31, 2005. Commission File No.333-67112.

10.76

Supplement No. 3, dated as of June 29, 2005, to Indenture Agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee, to amend the Indenture to (i) revise section (k) of the Granting Clause, and (ii) revise the definition of “Eligible Receivable”. Filed as Form 8-K dated September 1, 2005. Commission File No. 001-04146.

10.73

10.77

Series 2005-1 Supplement dated as of June 29, 2005, to the Indenture also dated October 16, 2000 between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Form 8-K dated September 1, 2005. Commission File No. 001-04146.

10.78

Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comerical, S.A. de C.V., as Borrowers, and the Chase Manhattan Bank, as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility. Filed as Form 8-K dated September 1, 2005. Commission File No. 001-04146.

10.79

Security, Pledge and Trust Agreement dated as of June 29, 2005, between the Corporation and Bankers Trust Company, as Trustee, pursuant to the terms of the Credit agreement. Filed as Form 8-K dated July 1, 2005. Commission File No. 001-04146.

10.80

Purchase Agreement dated as of July 27, 2005, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2005-A Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K dated July 27, 2005. Commission File No. 333-115716-01.

10.81

Pooling Agreement dated as of July 27, 2005 among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2005-A Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A Form 8-K dated July 27, 2005. Commission File No. 333-115716-01.

10.82

Servicing Agreement dated as of July 27, 2005, among the Corporation, as Servicer and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2005-A Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K dated July 27. 2005. Commission File No. 333-115716-01.

10.83

Trust Agreement dated as of July 27, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, and the Chase Manhattan Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2005-A Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K dated July 27, 2005. Commission File No. 333-115716-01.

10.84

Indenture dated as of July 27, 2005, between Navistar Financial 2005-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2005-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K dated July 27, 2005. Commission File No. 333-115716-01.